October 1, 1995

                   DREYFUS VARIABLE INVESTMENT FUND
                SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995
           THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY
      INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS
                   ENTITLED "MANAGEMENT OF THE FUND":

        The primary portfolio manager of the International Equity Portfolio is John Christopher Whitaker of M&G Investment Management Limited, the Series' sub-investment adviser. He has held that position since October 1, 1995 and has been a Director of M&G Investment Management Limited since 1991. Prior thereto, Mr. Whitaker was a Director of County NatWest Investment Management.
                                                         VIFs100195